Exhibit 99.2

Symbotic to Acquire Walmart's Advanced Systems and Robotics Business and Sign Related Commercial Agreement

January 2025

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FORWARD-LOOKING STATEMENTS This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but are not limited to, our expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events, backlog, or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Symbotic’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Symbotic believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Symbotic is not under any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which Symbotic has filed or will file from time to time with the SEC. In addition to factors previously disclosed in Symbotic’s filings with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: failure to realize the benefits expected from the transactions described herein (the “Transactions”); business disruption following the Transactions; the occurrence of any event, change or other circumstance that could give rise to the termination of the agreements entered into in connection with the Transactions; the effect of the announcement of the Transactions on Symbotic’s business relationships, performance, and business generally; the amount of the costs, fees, expenses and other charges related to the Transactions; and other consequences associated with joint ventures and legislative and regulatory actions and reforms. Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Symbotic’s control. While all projections are necessarily speculative, Symbotic believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Symbotic or its representatives considered or consider the projections to be a reliable prediction of future events. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Symbotic and is not intended to form the basis of an investment decision in Symbotic. All subsequent written and oral forward-looking statements concerning Symbotic, the proposed Transactions or other matters and attributable to Symbotic or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. 2 2 2 ||| © © © S S Sy y ym m mbo bo boti ti tic c c, , Inc Inc Inc. A . . A Allll ll Ri Ri Ri gh gh gh ts ts ts Res Res Reserv erv erved ed ed | | P Pr rop opr riieta etar ry y an and Co d Conf nfiide denti ntial al

Bringing Automation to the Last Mile, Enabling eCommerce 3 3 3 ||| © © © S S Sy y ym m mbo bo boti ti tic c c, , Inc Inc Inc. A . . A Allll ll Ri Ri Ri gh gh gh ts ts ts Res Res Reserv erv erved ed ed | | P Pr rop opr riieta etar ry y an and Co d Conf nfiide denti ntial al

AI-Enabled, Tech Platform to Transform the Supply Chain Upstream Suppliers Distribution Centers Last Mile In-store Eaches Cases eCommerce Pallets Store Pickup SYMBOTIC Factory Delivery Fully integrated AI / software platform drives actionable insights from goods and location data to improve inventory optimization and order accuracy 4 4 4 ||| © © © S S Sy y ym m mbo bo boti ti tic c c, , Inc Inc Inc. A . . A Allll ll Ri Ri Ri gh gh gh ts ts ts Res Res Reserv erv erved ed ed | | P Pr rop opr riieta etar ry y an and Co d Conf nfiide denti ntial al

Compelling Strategic Rationale Automating at the store and local level expected to extend our core technology and strategy Long-term commercial agreement strengthens Walmart relationship and could increase our future backlog by over $5B provided performance criteria are met following rigorous technology development New technology and product offering expand TAM by over $300B Integrated, AI-enabled, technology platform expected to deliver higher efficiency and accuracy Highly synergistic combination of technology and knowhow accelerates robotics and AI development Expected to enhance long-term growth and profitability profile 5 5 5 ||| © © © S S Sy y ym m mbo bo boti ti tic c c, , Inc Inc Inc. A . . A Allll ll Ri Ri Ri gh gh gh ts ts ts Res Res Reserv erv erved ed ed | | P Pr rop opr riieta etar ry y an and Co d Conf nfiide denti ntial al

Technology Drives Competitiveness for Our Customers • Transforming big-box retail stores into centers for accelerated pickup and delivery of customer orders ✓ For example: 90% of U.S. population lives within 10 miles 1 of a Walmart store ✓ Enabling reduced last-mile delivery costs • Automation drives efficient online order fulfillment from the store, freeing up workforce to focus on customer service. • Efficient vehicle for offering the full variety of in store items through omni-channel https://corporate.walmart.com/news/2023/11/21/walmart-introduces-parcel-stations-to-speed-up-delivery 1 Source: Walmart (https://corporate.walmart.com/news/2023/11/21/walmart-introduces-parcel-stations-to-speed-up-delivery) 6 6 6 ||| © © © S S Sy y ym m mbo bo boti ti tic c c, , Inc Inc Inc. A . . A Allll ll Ri Ri Ri gh gh gh ts ts ts Res Res Reserv erv erved ed ed | | P Pr rop opr riieta etar ry y an and Co d Conf nfiide denti ntial al

Micro-Fulfillment Expands Addressable Market

symbotic
"In-House"

$432B[1]

One-time system sales in operator-owned warehouses

GreenBox[2]
"Outsourced"

$500B+[3]

Incremental annual warehouse-as-a-service opportunity

Micro-Fulfillment

$300B+[4]

Estimated U.S. micro-fulfillment opportunities (one-time system sale and recurring software)

[1] Current Symbotic SAM represents the aggregate across SAM-1 (U.S. general merchandise, ambient food & grocery, apparel), SAM-2 (U.S. CPG non-food, home improvement, auto parts, 3PL, non-ambient food) and SAM-3 (remaining U.S. verticals, all Canadian & European verticals), based on third-party consultant estimates. [2] Symbotic owns 35% through joint venture with SoftBank [3] Annual U.S. case throughput based on third-party consultant estimates. [4] Based on $2.6T of U.S. online retail sales forecast in 2030 by CapitalOne Shopping Research (December 2024 report) with 50% of eCommerce orders fulfilled by stores using a Symbotic automation system and associated one-time system revenue and 15 years of software revenue.

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Commercial Agreement Timeline and Opportunity

Technology Development and Prototype Delivery

Funded
development program

Positive
cash flow with favorable contract terms

Expansion
of product portfolio to include micro-fulfillment

Walmart Rollout of Store-Based Automation[1]

$5B+
addition to future backlog

400
system deployments with Walmart option for 200 more

Up to $350M
contingent payment from Symbotic to Walmart[2]

Broadly Deploy Micro-Fulfillment Automation

$300B+
Addressable market[3]

87%
of U.S. retailers offer "buy online, pick up in store"[4]

Recurring
software and maintenance revenue when sites go live

[1] Provided that key performance criteria are achieved, Walmart committed to 400 system deployments over multi-year period, representing over $5B of future potential backlog.[2] Dependent upon the quantity of systems ordered [3] Based on $2.6T of U.S. online retail sales forecast in 2030 by CapitalOne Shopping Research (December 2024 report) with 50% of eCommerce orders fulfilled by stores using a Symbotic automation system and associated one-time system revenue and 15 years of software revenue [4] "Buy Online Pick Up In Store (BOPIS) Statistics," November 2024, CapitalOne Shopping Research.

8 | © Symbotic Inc. All Rights Reserved

Acquisition and Commercial Agreement Summary • Symbotic to acquire Walmart’s Advanced Systems and Robotics business Transaction • $200M to be paid at closing Consideration • $350M to be paid in future periods based on the total number of APD systems ordered by Walmart • Walmart to pay Symbotic $520M associated with development program, including $230M at closing • Walmart commits to purchase 400 systems if performance criteria are achieved Development Plans and Order • Annual recurring software license fees with escalators based on throughput Commitment • Represents over $5B of future backlog based on commitment of 400 systems • Walmart option to purchase additional 200 systems Financial Impact • Transaction is expected to be accretive to revenue, margins, adj. EBITDA, and free cash flow Next Steps • Targeted for Q2 FY25 closing, subject to customary closing conditions 9 9 9 ||| © © © S S Sy y ym m mbo bo boti ti tic c c, , Inc Inc Inc. A . . A Allll ll Ri Ri Ri gh gh gh ts ts ts Res Res Reserv erv erved ed ed | | P Pr rop opr riieta etar ry y an and Co d Conf nfiide denti ntial al